Exhibit 99.1
SiTime Reports Third Quarter 2025 Financial Results
Q3 Net Revenue Increased 45% to $83.6 Million
SANTA CLARA, Calif., November 5, 2025 – SiTime Corporation, (Nasdaq: SITM), the Precision Timing company, today announced financial results for the third quarter ended September 30, 2025.
Net revenue in the third quarter of 2025 was $83.6 million, as compared to $57.7 million in the year ago quarter.
"AI growth powered milestone revenue of $83.6 million in the third quarter with increased adoption of our high-performance, resilient and reliable Precision Timing solutions," said Rajesh Vashist, chairman and CEO of SiTime. “Given the strength of our Communications-Enterprise-Datacenter business, we expect our rapid growth to continue in upcoming quarters, and to exceed 50% year-over-year for 2025.”
In the third quarter of 2025, GAAP gross profit was $44.7 million, or 53.5% of revenue, GAAP operating expenses were $60.7 million, GAAP loss from operations was $16.0 million, and GAAP net loss was $8.0 million, or $0.31 per diluted share.
In the third quarter of 2025, non-GAAP gross profit was $49.1 million, or 58.8% of revenue, non-GAAP operating expenses were $33.7 million, non-GAAP income from operations was $15.4 million and non-GAAP net income was $23.4 million, or $0.87 per diluted share.
Total cash, cash equivalents and short-term investments were $809.6 million on September 30, 2025.
The company plans to discuss its business outlook as part of today’s scheduled conference call.
Use of Non-GAAP Financial Information
This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock-based compensation expense, amortization of acquired intangibles, and acquisition-related expenses which include transaction and certain other cash costs associated with business acquisition as well as changes in the estimated fair value of earn out liabilities and accretion of acquisition consideration payable. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.
Inducement Plan Grants
SiTime granted restricted stock unit awards (“RSUs”) on November 3, 2025 that were approved by the Compensation and Talent Committee of its Board of Directors under SiTime’s Amended and Restated 2022 Inducement Award Plan, as a material inducement to employment of 19 newly hired individuals globally. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 27,923 RSUs. One-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20 falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs vest in equal quarterly installments on each February 20, May 20, August 20, and November 20, thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the grants and SiTime’s 2022 Amended and Restated Inducement Award Plan.
Conference Call
SiTime will broadcast the financial results for its third quarter of 2025 via conference call today, November 5, 2025, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.

About SiTime
SiTime Corporation is the Precision Timing company. Our semiconductor MEMS programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power, and better reliability. With more than 3.5 billion devices shipped, SiTime is changing the timing industry. For more information, visit www.sitime.com.
Forward-Looking Statements
This press release and the earnings call referencing this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Security Exchange Act of 1934, as amended. These forward-looking statements involve risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to differ materially from those anticipated in such forward-looking statements. The risks, uncertainties, assumptions, and other factors include, but are not limited to our expectations and trends relating to the growth of our new products, our product differentiation and market acceptance of our products, and our ability to accurately forecast our future performance, business and growth. More information about these and other risks, uncertainties, and other factors that may cause actual outcomes and results to differ materially from those included in the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our most recent Form 10-Q filed with the Securities and Exchange Commission and other filings SiTime makes with the Securities and Exchange Commission from time to time, including SiTime's Annual Report on Form 10-K that has been filed for the year ended December 31, 2024. The financial information set forth in this release reflects estimates based on information available at this time. While SiTime believes these estimates to be reasonable, these amounts could differ materially from reported amounts in SiTime’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and SiTime’s other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date the statements are made and are based on information available to SiTime at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, SiTime undertakes no obligation, and does not intend, to update these forward-looking statements.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three months ended
	September 30, 2025	June 30, 2025	September 30, 2024

	(in thousands, except per share data)
Revenue	$83,567	$69,494	$57,698
Cost of revenue	38,850	33,442	28,231
Gross profit	44,717	36,052	29,467
Operating expenses:
Research and development	30,009	30,563	26,489
Selling, general and administrative	30,603	28,228	25,359
Acquisition related costs	126	1,872	2,482
Total operating expenses	60,738	60,663	54,330
Loss from operations	(16,021)	(24,611)	(24,863)
Interest income	8,275	4,263	5,499
Other income (expense), net	(157)	204	168
Loss before income taxes	(7,903)	(20,144)	(19,196)
Income tax expense	(111)	(35)	(119)
Net loss	$(8,014)	$(20,179)	$(19,315)
Net loss attributable to common stockholders and comprehensive loss	$(8,014)	$(20,179)	$(19,315)
Net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(0.84)	$(0.83)
Weighted-average shares used to compute basic and diluted net loss per share	26,048	23,923	23,237

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Nine Months Ended
	September 30, 2025	September 30, 2024

	(in thousands, except per share data)
Revenue	$213,375	$134,586
Cost of revenue	102,270	65,936
Gross profit	111,105	68,650
Operating expenses:
Research and development	90,598	77,523
Selling, general and administrative	85,689	74,462
Acquisition related costs	3,560	8,886
Total operating expenses	179,847	160,871
Loss from operations	(68,742)	(92,221)
Interest income	16,832	17,795
Other expense, net	53	(248)
Loss before income taxes	(51,857)	(74,674)
Income tax (expense) benefit	(213)	(114)
Net loss	$(52,070)	$(74,788)
Net loss attributable to common stockholders and comprehensive loss	$(52,070)	$(74,788)
Net loss per share attributable to common stockholders, basic and diluted	$(2.12)	$(3.25)
Weighted-average shares used to compute basic and diluted net loss per share	24,551	23,001

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Three months ended
	September 30, 2025	June 30, 2025	September 30, 2024
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$83,567	$69,494	$57,698
GAAP gross profit	44,717	36,052	29,467
GAAP gross margin	53.5%	51.9%	51.1%
Amortization of acquired intangibles	3,573	3,573	3,573
Stock-based compensation	831	825	495
Non-GAAP gross profit	$49,121	$40,450	$33,535
Non-GAAP gross margin	58.8%	58.2%	58.1%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$30,009	$30,563	$26,489
Stock-based compensation	(11,485)	(11,044)	(9,392)
Non-GAAP research and development expenses	$18,524	$19,519	$17,097

GAAP sales, general and administrative expenses	$30,603	$28,228	$25,359
Stock-based compensation	(15,441)	(14,457)	(12,925)
Non-GAAP sales, general and administrative expenses	$15,162	$13,771	$12,434

GAAP acquisition related costs	$126	$1,872	$2,482
Acquisition related costs	(126)	(1,872)	(2,482)
Non-GAAP acquisition related costs	$—	$—	$—
Total Non-GAAP operating expenses	$33,686	$33,290	$29,531

Reconciliation of GAAP loss from operations to non-GAAP income (loss) from operations
GAAP loss from operations	$(16,021)	$(24,611)	$(24,863)
Acquisition related costs	126	1,872	2,482
Amortization of acquired intangibles	3,573	3,573	3,573
Stock-based compensation	27,757	26,326	22,812
Non-GAAP income from operations	$15,435	$7,160	$4,004
Non-GAAP income from operations as a percentage of revenue	18.5%	10.3%	6.9%

Reconciliation of GAAP net loss to non-GAAP net income
GAAP net loss	$(8,014)	$(20,179)	$(19,315)
Acquisition related costs	126	1,872	2,482
Amortization of acquired intangibles	3,573	3,573	3,573
Stock-based compensation	27,757	26,326	22,812
Non-GAAP net income	$23,442	$11,592	$9,552
Weighted-average shares used to compute diluted net income per share (1)	26,938	24,633	24,059

GAAP net loss per share diluted	$(0.31)	$(0.84)	$(0.83)
Non-GAAP adjustments detailed above	1.18	1.31	1.23
Non-GAAP net income per share diluted	$0.87	$0.47	$0.40
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares due to non-GAAP net income reported.

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Nine Months Ended
	September 30, 2025	September 30, 2024
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$213,375	$134,586
GAAP gross profit	111,105	68,650
GAAP gross margin	52.1%	51.0%
Amortization of acquired intangibles	10,718	8,320
Stock-based compensation	2,357	1,002
Non-GAAP gross profit	$124,180	$77,972
Non-GAAP gross margin	58.2%	57.9%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$90,598	$77,523
Stock-based compensation	(33,210)	(27,982)
Non-GAAP research and development expenses	$57,388	$49,541

GAAP sales, general and administrative expenses	$85,689	$74,462
Stock-based compensation	(43,561)	(38,447)
Acquisition related integration costs	—	(550)
Non-GAAP sales, general and administrative expenses	$42,128	$35,465

GAAP acquisition related costs	$3,560	$8,886
Acquisition related costs	(3,560)	(8,886)
Non-GAAP acquisition related costs	$—	$—
Total Non-GAAP operating expenses	$99,516	$85,006

Reconciliation of GAAP loss from operations to non-GAAP income (loss) from operations
GAAP loss from operations	$(68,742)	$(92,221)
Amortization of acquired intangibles	10,718	8,320
Acquisition related costs	3,560	8,886
Acquisition related integration costs	—	550
Stock-based compensation	79,128	67,431
Non-GAAP income (loss) from operations	$24,664	$(7,034)
Non-GAAP income (loss) from operations as a percentage of revenue	11.6%	(5.2%)

Reconciliation of GAAP net loss to non-GAAP net income
GAAP net loss	$(52,070)	$(74,788)
Amortization of acquired intangibles	10,718	8,320
Acquisition related costs	3,560	8,886
Acquisition related integration costs	—	550
Stock-based compensation	79,128	67,431
Non-GAAP net income	$41,336	$10,399
Weighted-average shares used to compute diluted net income per share (1)	25,390	23,597

GAAP net loss per share diluted	$(2.12)	$(3.25)
Non-GAAP adjustments detailed above	3.75	3.69
Non-GAAP net income (loss) per share diluted	$1.63	$0.44
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares due to non-GAAP net income reported.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	September 30, 2025	December 31, 2024

	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$27,110	$6,106
Short-term investments in held-to-maturity securities	782,465	412,728
Accounts receivable, net	22,504	38,209
Inventories	86,743	76,741
Prepaid expenses and other current assets	13,178	10,276
Total current assets	932,000	544,060
Property and equipment, net	99,227	82,475
Intangible assets, net	152,137	163,558
Right-of-use assets, net	4,871	6,569
Goodwill	87,098	87,098
Other assets	1,667	1,199
Total assets	$1,277,000	$884,959
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$18,872	$22,894
Accrued expenses and other current liabilities	91,807	85,555
Total current liabilities	110,679	108,449
Other non-current liabilities	62,918	76,791
Total liabilities	173,597	185,240
Commitments and contingencies
Stockholders’ equity:
Common stock	3	2
Additional paid-in capital	1,337,471	881,718
Accumulated deficit	(234,071)	(182,001)
Total stockholders’ equity	1,103,403	699,719
Total liabilities and stockholders’ equity	$1,277,000	$884,959
Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
sitm-ir@sheltongroup.com
SiTime Corporation
Beth Howe
Chief Financial Officer
investor.relations@sitime.com